Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	October 31, 2003	November 30, 2003	December 31, 2003	January 31, 2004	February 29, 2004	March 31, 2004	April 30, 2004	May 31, 2004	June 30, 2004	July 31, 2004	August 31, 2004	September 30, 2004	October 31, 2004
NETBANK, INC. CONSOLIDATED

Retail customers						254,531	256,238	256,245	257,274	257,448	256,509	253,077	251,928
Business customers						19,487	19,573	19,805	19,837	20,098	20,602	19,790	20,958
Total customers						274,018	275,811	276,050	277,111	277,546	277,111	272,867	272,886

Services per customer						1.75	1.75	1.75	1.75	1.74	1.74	1.74	1.74

Total average assets (consolidated)	$4,505,454	$4,406,864	$4,427,911	$4,525,943	$4,479,099	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262

BANKING SEGMENT
						163,791	164,550	165,198	166,131	166,481	166,344	160,820	160,097
Retail customers						1,386	1,492	1,568	1,637	1,701	1,766	1,834	1,896
Business customers
Total customers	165,692	165,901	165,762	165,814	164,137	165,177	166,042	166,766	167,768	168,182	168,110	162,654	161,993

Services per customer						2.23	2.23	2.23	2.23	2.21	2.20	2.23	2.24
Online bill pay penetration (accounts > 90 days)	47%	48%	48%	48%	48%	48%	49%	51%	51%	51%	52%	54%	54%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	45%	45%	47%	48%	50%	50%	50%	49%	48%	52%	53%

Retail deposits	$2,268,065	$2,295,409	$2,315,086	$2,335,435	$2,340,613	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316
Small business deposits	20,382	24,326	26,555	29,178	32,051	33,162	34,885	37,550	42,641	44,754	54,318	53,713	54,710
Other deposits	235,155	200,229	199,718	233,386	235,146	346,239	402,087	302,062	256,693	231,398	259,702	324,633	277,573
Total deposits	$2,523,602	$2,519,964	$2,541,359	$2,597,999	$2,607,810	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599

Average retail checking account balance	$2,029	$2,008	$2,063	$2,333	$2,270	$2,210	$2,384	$2,365	$2,284	$2,409	$2,331	$2,440	$2,490
Average retail money market account balance	$15,365	$15,656	$15,777	$15,672	$15,845	$15,858	$15,631	$15,667	$15,513	$15,331	$15,169	$15,075	$15,025
Average retail CD balance	$17,567	$17,582	$17,590	$17,712	$17,794	$17,775	$17,673	$17,628	$17,755	$17,658	$17,509	$17,310	$17,158

Average small business checking account balance	$3,803	$4,193	$4,697	$4,449	$5,356	$4,684	$5,335	$5,186	$5,844	$6,472	$7,032	$6,148	$6,747
Average small business money market account balance	$35,733	$39,861	$38,835	$37,219	$36,631	$35,530	$34,232	$36,007	$41,231	$42,316	$53,645	$54,454	$53,307
Average small business CD balance	$65,104	$64,924	$59,673	$56,113	$52,673	$51,582	$51,509	$53,479	$51,108	$48,549	$42,171	$38,643	$36,478

Indirect Auto Lending –
Number of loans	957	615	1,069	1,499	1,013	1,569	1,812	1,965	1,788	2,039	1,296	1,064	1,175
Production	$19,124	$12,511	$22,961	$31,460	$21,009	$34,251	$40,401	$44,167	$38,982	$45,246	$27,563	$22,533	$23,856
Weighted Average Note Rate	6.58%	6.56%	6.20%	6.19%	6.25%	5.89%	5.78%	5.51%	5.78%	5.80%	6.34%	6.28%	6.39%

Business Equipment Financing —
Production				$12,975	$11,061	$15,443	$15,215	$13,627	$13,647	$15,120	$15,036	$16,707	$14,501

Servicing Portfolio –
Held for sale MSRs	$289,677	$396,414	$250,338	$152,870	$161,363	$475,284	$311,909	$274,165	$173,670	$189,642	$257,065	$275,756	$219,556
Available for sale MSRs	11,815,377	11,958,653	12,293,325	12,476,242	12,555,359	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099
UPB underlying MSRs	12,105,054	12,355,067	12,543,663	12,629,112	12,716,722	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655
Work-in-process and whole loans	3,074,220	3,186,351	3,429,796	3,159,542	3,086,007	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307
Sold but not transferred	1,186,995	1,288,353	498,474	687,321	752,863	509,969	337,728	477,326	640,132	751,906	475,163	636,924	712,502
Third party subservicing	828,064	763,326	553,554	598,119	498,576	480,143	472,948	424,615	131,077	126,160	124,612	1,268	1,268
Total loans serviced	$17,194,333	$17,593,097	$17,025,487	$17,074,094	$17,054,168	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732

Weighted average note rate	6.12%	6.10%	6.09%	6.08%	6.08%	6.04%	5.98%	5.97%	5.97%	6.00%	6.02%	5.98%	5.97%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.12%	4.73%	4.15%	4.45%	4.25%	3.23%	3.30%	4.22%	3.99%	4.30%	4.20%	4.83%	5.64%
Bankruptcy & foreclosure	0.71%	0.67%	0.77%	0.84%	0.94%	0.95%	0.94%	0.98%	1.03%	0.98%	1.00%	1.03%	1.15%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$944,564	$780,153	$893,909	$793,362	$848,767	$1,088,709	$1,269,828	$924,084	$831,695	$804,370	$908,524	$827,423	$786,468
Non-conforming mortgage production	254,550	193,478	214,626	138,779	158,406	230,743	253,199	252,847	371,784	293,319	275,736	239,504	242,354
Total mortgage production	$1,199,114	$973,631	$1,108,535	$932,141	$1,007,173	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822

Refinance loans as a % of production	38%	40%	41%	45%	46%	44%	49%	41%	32%	26%	28%	30%	31%

Conforming mortgage sales	$1,471,454	$777,349	$909,852	$563,956	$814,283	$1,369,472	$625,308	$730,916	$1,016,752	$661,691	$792,412	$1,247,442	$628,823
Non-conforming mortgage sales	423,078	253,340	15,106	376,279	145,225	208,918	200,200	232,494	277,742	370,163	287,556	280,073	226,116
Total mortgage sales	$1,894,532	$1,030,689	$924,958	$940,235	$959,508	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939

Locked conforming mortgage pipeline	$1,077,757	$1,001,046	$966,943	$1,140,608	$1,157,054	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298
Application conforming mortgage pipeline	2,726,520	3,066,998	3,159,307	3,406,573	3,374,833	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277	3,250,629	3,152,479
Total conforming mortgage pipeline	$3,804,277	$4,068,044	$4,126,250	$4,547,181	$4,531,887	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583	$4,339,063	$4,236,777

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)		3,887	3,780	3,834	4,885	4,949	5,149	5,202	6,469	6,287	6,326	7,809	7,619
ATMs (proprietary)		399	536	536	537	532	543	537	525	542	543	540	548
Total ATMS Serviced		4,286	4,316	4,370	5,422	5,481	5,692	5,739	6,994	6,829	6,869	8,349	8,167

Merchant Service Terminals		151	178	187	2,005	2,035	2,074	2,133	2,162	2,261	2,286	2,305	2,481

Insurance Sales Processing –
Number of policies sold	49	71	92	68	48	135	132	162	227	219	197	122	153
Number of policies in force	336	396	477	542	588	721	846	965	1,169	1,363	1,508	1,628	1,776

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for October 2004. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/Clarifications Include:

•                  As expected, total average assets declined following the sale of select loans and securities at the end of the third quarter. Average assets were down $325 million or 7%.

•                  Total deposits decreased by $87 million or 3%. The majority of the decline was centered in intra-company accounts, which were down $47 million.

•                  Auto loan production improved by $1.3 million or 6%. The operation’s production had been affected over the past two months by hurricane activity in Florida where the operation has a large presence. Consumer demand in Florida has begun to return to more normal levels. But, the operation is now seeing increased competition from captive finance companies as auto makers attempt to move 2004 models to make room for the 2005 models.

•                  The delinquency rate for the servicing portfolio was up by 81 basis points to 5.64%. The increase is centered in the 30-day category and relates primarily to temporary processing delays.

•                  Conforming loan production decreased by $41 million or 5%, while conforming sales declined by $619 million or 50% from last month’s elevated, quarter-end level.

•                  Non-conforming loan production rose by $2.9 million or 1%, while non-conforming sales dropped by $54 million or 19%.

•                  The locked conforming mortgage pipeline remained steady at $1.1 billion.

•                  The number of merchant service terminals deployed by NetBank Payment Systems grew by 176 or 8%. The growth reflects the operation’s emphasis on aggressively expanding this line of business.

•                  The number of ATMs we manage fell by 182 machines or 2%. The decline relates to an internal review of all relationships. We identified a number of relationships that we considered inactive and removed them from the counts.

Earnings Outlook:

Management provided short-term earnings guidance for the fourth quarter during its last analyst-investor conference call on October 26. The guidance is unchanged. Management expressed its belief then that fourth quarter results would likely resemble third quarter’s with a bias toward the downside. Management said aggressive pricing competition within the conforming mortgage channel and continued volatility with servicing results posed additional risks.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com